UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2021

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

(Registrant’s telephone number, include area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZSAN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2021, Zosano Pharma Corporation (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. and H.C. Wainwright & Co., LLC (together, the “sales agents”), pursuant to which the Company may sell from time to time, at its option, up to an aggregate of $30 million of shares of its common stock (the “Shares”) with the sales agents acting as agents. Sales of the Shares, if any, will be made pursuant to the Company’s effective Registration Statement on Form S-3 (Reg. No. 333-237187), the base prospectus filed as part of such registration statement and the prospectus supplement dated June 28, 2021, by any method that is deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including, without limitation, sales made directly on the Nasdaq Capital Market or any other existing trading market for the Company’s common stock, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. In addition, if agreed to by either sales agent and the Company, a sales agent may purchase Shares as principal. Each of the sales agents will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurances that it will issue any shares of its common stock pursuant to the Sales Agreement. The Company will pay the sales agent that sells shares of its common stock on its behalf a commission of 3% of the gross proceeds from the sale of the Shares, if any. The Company has also agreed to provide the sales agents with customary indemnification rights. The offering of the Shares will terminate upon the earliest of (a) the sale of all of the Shares or (b) the termination of the Sales Agreement by the Company or the sales agents.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated June 28, 2021, regarding the validity of the shares of common stock to be issued and sold pursuant to the Sales Agreement. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01.	Other Events.

At-the-Market Offering Program

During the period from April 1, 2021 through June 9, 2021, the Company issued and sold 6,848,672 shares of common stock under its at-the-market offering program with BTIG, LLC (“BTIG”). As of June 9, 2021, no shares remain available for sale under the at-the-market offering program with BTIG.

Acute Treatment of Cluster Headache Phase 2/3 Clinical Trial

In October 2019, the Company announced that it had begun enrolling patients in its Acute Treatment of Cluster Headache placebo-controlled Phase 2/3 clinical trial to evaluate the efficacy of C213 for the acute treatment of cluster headache. Like M207 for the potential acute treatment of migraine, C213 for the potential acute treatment of cluster headache consists of the Company’s investigational proprietary formulation of zolmitriptan delivered utilizing its proprietary transdermal microneedle system. Due to the COVID-19 pandemic, new enrollment into the clinical trial was temporarily suspended between March 2020 and June 2020. Subject enrollment resumed in July 2020, however, at a rate slower than originally anticipated. In November 2020, the Company decided to end enrollment of new subjects into the clinical trial as of December 31, 2020. The Company evaluated subjects enrolled prior to December 31, 2020. Subjects enrolled in the Phase 2/3 trial prior to December 31, 2020 were randomized to receive 1.9 mg of C213, 3.8 mg of C213, or placebo in a 1:1:1 fashion. The co-primary endpoints of the study are the proportion of patients who achieve pain relief at 15 minutes and the proportion of patients whose pain relief is sustained from 15 minutes to 60 minutes. A total of 42 subjects were randomized in the trial. Of the subjects randomized, 23 subjects treated a cluster attack with C213 and of those who treated, 22 had post-treatment self-reported diary data. Of the treated subjects, eight received placebo, nine received 1.9 mg of C213 and five received 3.8 mg of C213. The percentage of subjects who were positive for both co-primary endpoints (pain relief at 15 minutes and pain relief at 15 minutes sustained to 60 minutes) were 37.5% placebo, 44.4% C213 1.9 mg and 100% C213 3.8 mg. There were five adverse events, all mild in intensity, reported by one placebo subject and three C213 1.9 mg subjects. The number of subjects who treated a cluster attack was not sufficient to perform pre-planned statistical comparisons.

Paycheck Protection Program Loan

In June 2021, the Company was notified by its lender, Silicon Valley Bank, that its U.S. Small Business Administration (“SBA”) Paycheck Protection Program loan, in the amount of $1,610,000 in principal and $18,515 in interest, was forgiven in its entirety by the SBA.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

5.1	Opinion of Latham & Watkins LLP

10.1	Controlled Equity OfferingSM Sales Agreement, dated as of June 28, 2021, by and among Zosano Pharma Corporation and Cantor Fitzgerald & Co. and H.C. Wainwright & Co., LLC

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2021	ZOSANO PHARMA CORPORATION

	By:	/s/ Christine Matthews
Christine Matthews
Chief Financial Officer